Exhibit 99.1

New York City Portfolio Presentation May 2022

Safe Harbor Statement

The forward-looking statements contained in this presentation are subject to various risks and known and unknown uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company’s expectations will be achieved. Factors which could cause the Company’s actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company’s filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Use of Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures. The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captionsin our annual report on Form 10-K and quarterly reports on Form 10-Q, and described from time to time in the Company’s filings with the SEC.

2 New York City Portfolio Presentation

CubeSmart’s New York City Strategy

CUBE remains uniquely positioned to outperform in the country’s strongest self-storage market

Market Leader

• The scale of our portfolio in both New York City and the surrounding suburbs creates competitive advantages

Vibrant

Demographics

• New York City is the strongest self storage market in the world, as the unique market demographics support outsized cash flows

Advantageous

Supply-Demand

Characteristics

• New York City continues to have the lowest square feet of storage per capita, even accounting for recent development deliveries

• New ICAP legislation should limit future supply

Positive Recent

Trends

• New York City has performed well over the last year, as occupancies are at all-time highs and rates continue to grow

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New York City Portfolio Summary

Brooklyn

Bronx

Queens

Manhattan

Staten Island

14

14

15

1

1

Total 45

Over the last 10 years, we have assembled the highest

quality portfolio of stores in New York City, providing both breadth of coverage across all five boroughs and depth

within key submarkets

Owned

22

15

18

2

3

60

Properties Total

Data as of March 31, 2022

Owned

Managed

4 New York City Portfolio Presentation

Greater New York MSA Portfolio

NYC

North NJ

Long Island

Westchester

45

19

8

5

Total 77

Owned

60

38

13

6

117

Properties Total

▪ Our portfolio in the New York City boroughs is complemented by a significant presence across the major suburbs, allowing us to meet our customers’ changing needs as they transition through the various stages of their lives

▪ The third-party management platform supplements the portfolio,

adding CubeSmart branded locations in additional submarkets

New York-Northern New Jersey-Long Island, NY-NJ-PA

Owned

Managed

Data as of March 31, 2022

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New York City Long Term Strategic Plan

Our market-leading portfolio was built methodically over more than 10 years as a result of our strategic focus on this market as core to our growth strategy

Pre-2010

• One NYC borough property in the legacy portfolio (Queens)

2010

• Established a relationship with Storage Deluxe through the acquisition of a twoproperty portfolio, entering Brooklyn & the Bronx

2011

• Agreed to acquire a 22-property portfolio from Storage Deluxe for $560M, including 16 properties in the NYC boroughs

2014

• Opened our first NYC development property in the Bronx

• Acquired a portfolio of two operating & two C of O properties for $141.5M

2015-2019

• Opened nine newly developed stores in the boroughs, including our entrance into Manhattan

2020

• Acquired an eight-property NYC portfolio from Storage Deluxe for $540M

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Market-Leading Position

▪ Our portfolio in the New York MSA is well diversified across seven distinct markets which each have unique demographic trends and economic drivers that are supportive of strong self-storage demand

▪ Our market-leading position in the three major outer boroughs, with 23% of available square footage, is supplemented with significant presence in major suburban submarkets

Brooklyn Bronx Queens

# of

Customers2 26,328 22,797 24,414

1. Trailing 3-month net operating income for total owned store portfolio for the period ending March 31, 2022

2. As of March 31, 2022 for owned and managed stores

3. CUBE Market Share defined as % of square footage owned or managed by CUBE; Source: YardiMatrix, CUBE internal market data

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High Quality Assets

Our NYC stores make up the largest portfolio of purpose built Class A properties in the market

- Our portfolio has exposure to attractive submarkets in New York, with purpose built climate controlled stores that have an average age of just 12 years

- These distinctive assets create vibrant billboards for our brand

1. 2022 Same Store Portfolio

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High Quality Real Estate

CubeSmart at 2880 Exterior Street, Bronx, NY

Our purpose-built portfolio is built in exceptional locations

Property stands out with great visibility for distinctive branding

Easily accessible from highway exit

Right off the Major Deegan with 148,000 cars daily

Significant multifamily presence with 37k residents per square mile

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High Quality Real Estate

Our purpose-built portfolio is located on exceptional real estate

CubeSmart at E 135th Street, Bronx, NY

Adjacent to our property, two Class A multifamily towers now sit on the site of what was a former bus depot

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Brand Recognition

Our leading position affords us competitive advantages from the ubiquity of our brand within the market

- Our distinct properties function as billboards and our significant presence allows for efficiency with out of home marketing, all driving meaningful brand recognition

- Our NYC properties receive 11% more of their reservations through brand related search terms compared to the rest of our portfolio

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Strong Supply-Demand Dynamics

Each borough has a standalone economy with large populations and low levels of supply which support significantly higher rental rates than similarly sized markets

New York City Boroughs Compared to Similarly

Sized MSAs

Rank

MSA

Population

1 SF per Capita

2 Realized RPSF

3

1

New York

Northern NJ Long Island,

NY NJ PA

20.4M

3.3

$32.73

23

Orlando

Kissimmee, FL 2.61 M

7.1

$15.55

Brooklyn

2.56 M

2.5

$35.72

24

San Antonio, TX

2.55 M

8.5

$15.14

28

Las Vegas

Paradise, NV 2.27 M

7.8

$19.00

Queens

2.25 M

2.4

$37.51

29

Austin, TX

2.23 M

8.6

$16.76

40

Jacksonville, FL

1.56 M

8.2

$19.24

Bronx

1.42 M

3.5

$34.83

41

Oklahoma City, OK

1.41 M

10.9

N/A

1. US Census Bureau

2. 2021 Self Storage Almanac & CUBE Internal Market Research

3. CUBE same store quarterly average realized rent per occupied square foot for the 3 months ended March 31, 2022

12 New York City Portfolio Presentation

New York City Portfolio Presentation May 2022

Diverse Customer Base of the Outer Boroughs

The outer boroughs are fundamentally different than Manhattan and each of them has a robust local economy influenced by a unique set of drivers

- Employers in the outer boroughs are generally blue collar industries compared to the white collar focus of Manhattan

- Education, health, and government services employ over half of workers across the outer boroughs

- The workforce of the outer boroughs are less transient industries, more permanently ingrained in communities

Brooklyn

Bronx

Queens

Employment

2 807k

323k

709k

GDP

2 $91.6B

$42.7B

$93.3B

1. Source: US Census Bureau

2. Source: US Census Bureau & Bureau of Economic Analysis

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Unique Storage Customers

New York City renters have distinctive demand drivers that manifest themselves in unique interactions with the product

- NYC customers rent for much longer, with median lengths of stay approximately three months greater than the rest of the portfolio

- The unit mix for stores in NYC is drastically different, with average unit sizes of 34 square feet, 66% smaller than the same store portfolio

- Customer behaviors for NYC renters are different, as payments are made in cash significantly more frequently than around the rest of the country

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Manhattan Presence

Manhattan is a unique market, with different demand characteristics and demographics from the other boroughs

- We have one store in Manhattan, located in Midtown on West 55 th Street

- An extremely small average unit size of 26.5 SF is distinctive of Manhattan storage, as demand tends to be from customers looking to supplement their living space

- For our Manhattan store, we offer our Storage Valet service to pick up a customer’s goods and assist them with the move in process

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Hyper-localized Submarkets

New York City customers are generally located in very close proximity to the store

Customer Map

Cromwall Ave – Bronx, NY

Customer Map

Angel Parkway – Allen, TX

▪ 59% of customers at this Bronx store come from within one mile of the store versus 26% at a comparative store in the Dallas MSA

▪ In Dallas, the ring would need to be extended out to three miles to capture a similar percentage of customers as the one-mile ring in the Bronx

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Lowest Supplied Self-Storage Market

New York City compares extremely favorably to the top 12 MSAs with the lowest SF per capita of any major market

- Supply per capita in all three boroughs is less than half the national average as overall supply remains low despite deliveries from the recent development cycle

- The supply outlook in the boroughs looks to be muted going forward as recent legislative changes that restrict self storage from development in the IBZ industrial zones and exclude storage from eligibility for tax abatements under the ICAP program have increased barriers to entry

Source: 2022 Self-Storage Almanac & CUBE internal market research

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CubeSmart Development

Since 2014 we have continued our investment in the NYC boroughs by developing brand new Class-A properties, creating long-term value

$516 Million Invested in the NYC Boroughs

Brooklyn Bronx Queens Manhattan

$159m $141m $135m $81m

$294m of value creation for our shareholders1

1. Value creation based on proforma forecast NOI at stabilization and management’s view of current market cap rates

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Recent Market Performance Trends

Performance in the boroughs has accelerated with significant increases in demand muting the impact of new supply

- New York City has proven resilient through the pandemic, with strong demand trends producing elevated occupancy levels and consistent rent growth

- Strong demand trends have helped the lease up of recently opened development projects

- New York City continues to showcase its resilience compared to other markets that have seen similar levels of new supply

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Long-Term New York City Strategy

New York City will remain a key component of our long-term strategy

Market Leader

• The competitive advantages afforded to us by our market-leading portfolio position us to maximize cash flows from our NYC portfolio

Vibrant Demographics

• The unique demographics of New York City will continue to drive strong demand for storage

Advantageous Supply-Demand Characteristics

• Healthy demand trends coupled with a limited supply pipeline will create a strong fundamental backdrop

Positive Recent Trends

• Strong performance through current market conditions reinforce the strength of the New York City storage market through all cycles

21 New York City Portfolio Presentation